Delaware Group Tax-Free Pennsylvania Fund- Class B
Total Return Performance
Cumulative Total Return (With CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------


Initial Investment                                                    $1,000.00
Beginning NAV                                                             $8.32
Initial Shares                                                          120.192


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1995        120.192            $0.421            6.342             126.534
--------------------------------------------------------------------------------
   1996        126.534            $0.450            6.957             133.491
--------------------------------------------------------------------------------
   1997        133.491            $0.493            8.201             141.692
--------------------------------------------------------------------------------






Ending Shares                                         141.692
Ending NAV                                     x        $8.27
                                               --------------
                                                    $1,171.79
Less CDSC                                              $29.82
                                               --------------
Investment Return                                   $1,141.97




Total Return Performance
------------------------
Investment Return                                   $1,141.97
Less Initial Investment                             $1,000.00
                                               --------------
                                                      $141.97 / $1,000.00 x 100



Total Return:                                           14.20%

Delaware Group Tax-Free Pennsylvania Fund- Class B
Total Return Performance
Cumulative Total Return (Without CDSC)
THREE YEARS Ended 8/31/97
------------------------------------------------------------------------------


Initial Investment                                              $1,000.00
Beginning NAV                                                       $8.32
Initial Shares                                                    120.192


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
    1995       120.192            $0.421             6.342            126.534
--------------------------------------------------------------------------------
    1996       126.534            $0.450             6.957            133.491
--------------------------------------------------------------------------------
    1997       133.491            $0.493             8.201            141.692
--------------------------------------------------------------------------------






Ending Shares                                     141.692
Ending NAV                                 x        $8.27
                                           --------------
Investment Return                               $1,171.79



Total Return Performance
------------------------
Investment Return                               $1,171.79
Less Initial Investment                         $1,000.00
                                           --------------
                                                  $171.79  / $1,000.00 x 100



Total Return:                                       17.18%

Delaware Group Tax-Free Pennsylvania Fund- Class B
Total Return Performance
Average Annual Compounded Rate of Return (With CDSC)
THREE YEARS Ended 8/31/97
-------------------------------------------------------------------------



                                 n
                          P(1 + T) = ERV

    THREE
    YEARS
--------------
                       3
            $1000(1 + T) = $1,141.97


T =         4.52%



0.04524
1141.82

Delaware Group Tax-Free Pennsylvania Fund- Class B
Total Return Performance
Average Annual Compounded Rate of Return (Without CDSC)
THREE YEARS Ended 8/31/97
--------------------------------------------------------------------------------



                                 n
                          P(1 + T) = ERV

    THREE
    YEARS
--------------
                       3
            $1000(1 + T) = $1,171.79


T =         5.43%



0.05426
1171.91

DELAWARE GROUP TAX-FREE NEW JERSEY FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------------


Initial Investment                                                   $1,000.00
Beginning OFFER                                                          $5.84
Initial Shares                                                         171.233


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1997        171.233            $0.062              1.863         173.096
--------------------------------------------------------------------------------







Ending Shares                                     173.096
Ending NAV                                   x      $5.70
                                             ------------
Investment Return                                 $986.65





Total Return Performance
------------------------
Investment Return                                 $986.65
Less Initial Investment                         $1,000.00
                                             ------------
                                                  ($13.35) / $1,000.00 x 100



Total Return:                                       -1.34%

DELAWARE GROUP TAX-FREE NEW JERSEY FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------


Initial Investment                                              $1,000.00
Beginning OFFER                                                     $5.71
Initial Shares                                                    175.131


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1997         175.131          $0.115              3.604          178.735
--------------------------------------------------------------------------------







Ending Shares                                        178.735
Ending NAV                                    x        $5.70
                                              --------------
Investment Return                                  $1,018.79





Total Return Performance
------------------------
Investment Return                                 $1,018.79
Less Initial Investment                           $1,000.00
                                              -------------
                                                     $18.79/$1,000.00 x 100



Total Return:                                          1.88%

DELAWARE GROUP TAX-FREE NEW JERSEY FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                              $1,000.00
Beginning OFFER                                                     $5.62
Initial Shares                                                    177.936


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
   1997        177.936           $0.052              1.606            179.542
--------------------------------------------------------------------------------







Ending Shares                                      179.542
Ending NAV                                   x       $5.70
                                             -------------
                                                 $1,023.39
Less CDSC                                           $40.00
                                             -------------

Investment Return                                  $983.39


Total Return Performance
------------------------
Investment Return                                  $983.39
Less Initial Investment                          $1,000.00
                                             -------------
                                                   ($16.61) / $1,000.00 x 100



Total Return:                                       -1.66%

DELAWARE GROUP TAX-FREE NEW JERSEY FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                              $1,000.00
Beginning OFFER                                                     $5.62
Initial Shares                                                    177.936


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares
--------------------------------------------------------------------------------
   1997         177.936           $0.052             0.000           179.542
--------------------------------------------------------------------------------







Ending Shares                                      179.542
Ending NAV                                   x       $5.70
                                             -------------
Investment Return                                $1,023.39





Total Return Performance
------------------------
Investment Return                                $1,023.39
Less Initial Investment                          $1,000.00
                                              ------------
                                                    $23.39 / $1,000.00 x 100



Total Return:                                        2.34%

DELAWARE GROUP TAX-FREE NEW JERSEY FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FIND (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                              $1,000.00
Beginning OFFER                                                     $5.50
Initial Shares                                                    181.818


    Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares
--------------------------------------------------------------------------------
    1997       181.818            $0.069             2.215             184.033
--------------------------------------------------------------------------------







Ending Shares                               184.033
                                    ---------------
Ending NAV                          x         $5.70
                                    -
                                          $1,048.99
                                             $40.00
                                    ---------------

                 Investment Return        $1,008.99


Total Return Performance
------------------------
Investment Return                         $1,008.99
Less Initial Investment                   $1,000.00
                                    ---------------
                                              $8.99 / $1,000.00 x 100



Total Return:                                  0.90%

DELAWARE GROUP TAX-FREE NEW JERSEY FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                               $1,000.00
Beginning OFFER                                                      $5.50
Initial Shares                                                     181.818


    Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares
--------------------------------------------------------------------------------
    1997         181.818          $0.069               2.215             184.033
--------------------------------------------------------------------------------







Ending Shares                                   184.033
Ending NAV                              x         $5.70
                                        ---------------
Investment Return                             $1,048.99





Total Return Performance
------------------------
Investment Return                            $1,048.99
Less Initial Investment                      $1,000.00
                                        --------------
                                                $48.99 / $1,000.00 x 100



Total Return:                                     4.90%

DELAWARE GROUP TAX-FREE OHIO FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning OFFER                                      $5.84
Initial Shares                                     171.233


   Fiscal      Beginning         Dividends        Reinvested      Cumulative
    Year        Shares          for Period          Shares          Shares

--------------------------------------------------------------------------------
    1997        171.233           $0.064             1.911          173.144
--------------------------------------------------------------------------------







Ending Shares                                      173.144
Ending NAV                           x               $5.73
                                              ------------
Investment Return                                  $992.12





Total Return Performance
------------------------
Investment Return                                  $992.12
Less Initial Investment                          $1,000.00
                                              ------------
                                                    ($7.88) / $1,000.00 x 100



Total Return:                                       -0.79%

DELAWARE GROUP TAX-FREE OHIO FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning OFFER                                      $5.71
Initial Shares                                     175.131


   Fiscal      Beginning         Dividends         Reinvested       Cumulative
    Year        Shares          for Period           Shares           Shares

--------------------------------------------------------------------------------
    1997        175.131           $0.120              3.738           178.869
--------------------------------------------------------------------------------







Ending Shares                                      178.869
Ending NAV                                 x         $5.73
                                              ------------
Investment Return                                $1,024.92





Total Return Performance
------------------------
Investment Return                                $1,024.92
Less Initial Investment                          $1,000.00
                                              ------------
                                                    $24.92/1,000.00 x 100



Total Return:                                        2.49%